COLUMBIA FUNDS SERIES TRUST

Columbia Short Term Bond Fund

(the “Fund”)

Supplement dated August 31, 2007

to Prospectuses dated August 1, 2007

Effective immediately, the prospectuses for Class A, Class B and Class C shares of the Fund are hereby supplemented as follows:

Under the heading “Annual Fund Operating Expenses (deducted from the Fund’s assets)”:

(a)	the reference to “0.46” for Fee waivers and/or reimbursements for Class C shares is removed and replaced with “0.02%”; and

(b)	the reference to “1.02%” for Total net expenses for Class C shares is removed and replaced with “1.46%.”

COLUMBIA FUNDS SERIES TRUST

Mortgage- and Asset-Backed Portfolio

(the “Portfolio”)

Supplement dated August 31, 2007

to Prospectuses dated August 1, 2007

Effective immediately, the prospectuses for all share classes of the Portfolio are hereby supplemented as follows:

1.	By adding a reference to “Lehman Brothers U.S. Securitized Index” to the Benchmark line item in the FUNDimensions™ box.

2.	Under the heading “Average Annual Total Return as of December 31, 2006”:

(a)	by adding the following sentence after the second sentence: “The table also compares the Portfolio’s returns for each period with those of the Lehman Brothers U.S. Securitized Index, which is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible) and fixed rate mortgage-backed securities.”

(b)	by adding a fifth line item to the table to reflect the following:

Lehman Brothers U.S. Securitized Index	5.16%	4.08%